UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2007

McMoRan Exploration Co.
(Exact name of registrant as specified in its charter)

Delaware	001-07791	72-1424200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1615 Poydras Street
New Orleans, Louisiana	70112
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (504) 582-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

McMoRan Exploration Co. issued a press release, dated May 29, 2007, announcing the declaration of a quarterly cash dividend on its 5% Convertible Preferred Stock (“Preferred Stock”) and a call for the redemption of the shares of its Preferred Stock outstanding (see Exhibit 99.1).

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

The Exhibit included as part of this Current Report is listed in the attached Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McMoRan Exploration Co.

By: /s/ Nancy D. Parmelee
----------------------------------------
Nancy D. Parmelee
Senior Vice President, Chief Financial Officer
and Secretary
(Principal Financial Officer)

Date: May 29, 2007

McMoRan Exploration Co.
Exhibit Index

Exhibit Number

99.1	Press Release dated May 29, 2007, titled “McMoRan Exploration Declares Quarterly Cash Dividend on Convertible Preferred Stock and Announces Redemption of its 5% Convertible Preferred Stock.”